JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2017 to June 30, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Trade Date 01/27/17
Issuer Jeld-Wen Holding Inc.
CUSIP/ Sedol 47580P10
Shares 6,600
Offering Price $23.00
Spread $1.44
Cost $151,800
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering* 3.74%
Syndicate Barclays Bank PLC (US), WF, RBC, JPM, GS, DB, CS, Citi, BAML
Trade Date 01/27/17
Issuer Jounce Therapeutics Inc
CUSIP/ Sedol 48111610
Shares 4,600
Offering Price $16.00
Spread $1.12
Cost $73,600
Dealer Executing Trade Cowen And Company, LLC
% of Offering* 1.26%
Syndicate JPM, Cowen & Co.
Trade Date 02/09/17
Issuer Houlihan Lokey Inc
CUSIP/ Sedol 44159310
Shares 9,600
Offering Price $29.25
Spread $1.17
Cost $280,800
Dealer Executing Trade Merrill Lynch Pierce F and S Inc
% of Offering* 0.63%
Syndicate BAML,GS,HLH&Z,JPM,KBW,UBSINV
Trade Date 42796
Issuer Snap Inc - A
CUSIP/ Sedol 83304A10
Shares 2,500
Offering Price $17.000
Spread $0.43
Cost $42,500
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.71%
Syndicate MS, GS, JPM,DB,CS, Barclays, Allen & Co
Trade Date 03/02/17
Issuer Snap Inc - A
CUSIP/ Sedol 83304A10
Shares 900
Offering Price $17.000
Spread $0.43
Cost $15,300
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.71%
Syndicate MS, GS, JPM,DB,CS, Barclays, Allen & Co
Trade Date 03/08/17
Issuer GEO Group Inc/The
CUSIP/ Sedol 36162J10
Shares 12,800
Offering Price $41.750
Spread $1.73
Cost $534,400
Dealer Executing Trade Suntrust Robinson-Humphrey Inc
% of Offering* 2.72%
Syndicate JPM,BAML,BARCBK,SUN
Trade Date 03/17/17
Issuer Mulesoft Inc - A
CUSIP/ Sedol 62520710
Shares 8400
Offering Price $17.000
Spread $1.19
Cost $142,800
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.97%
Syndicate GS,JPM,BOA,Jefferies,Barclays, Allen& Co
Trade Date 03/24/17
Issuer Alteryx Inc - Class A
CUSIP/ Sedol 02156B10
Shares 5,700
Offering Price 14
Spread $0.98
Cost $79,800
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.06%
Syndicate JPM.JMP Sec,Pacific Crest,Raymond James, Cowen, William Blair & Co
Trade Date 04/06/17
Issuer Schneider national Inc - Cl B
CUSIP/ Sedol 80689H10
Shares 8,500
Offering Price $19.000
Spread 1.09
Cost $161,500
Dealer Executing Trade UBS Securities LLC
% of Offering* 1.00%
Syndicate MS, UBS, BOA, WFS, JPM,CS, CITI
Trade Date 04/07/17
Issuer Okta Inc
CUSIP/ Sedol 67929510
Shares 11,300
Offering Price $17.000
Spread $1.19
Cost 192100
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.10%
Syndicate GS,JPM,Allen &Co,JMP Sec
Trade Date 04/13/17
Issuer Cadence Bancorp
CUSIP/ Sedol 12739A10
Shares 3,700
Offering Price $20.000
Spread $1.40
Cost $74,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.27%
Syndicate GS,JPM,Tudor Pickering, SunTrust, Stephens, Robert Baird, Raymond James
Trade Date 04/13/17
Issuer Yext Inc
CUSIP/ Sedol 98585N10
Shares 15,500
Offering Price $11.000
Spread $0.77
Cost $170,500
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 4.11%
Syndicate MS,JPM,RBC Captial
Trade Date 04/28/17
Issuer Cloudera Inc
CUSIP/ Sedol 18914U10
Shares 20,800
Offering Price $15.000
Spread $1.05
Cost $312,000
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 4.27%
Syndicate MS, JPM,Citi, BOA, Allen & Co, Deutsche Bank
Trade Date 05/12/17
Issuer Kinsale Capital Group Inc.
CUSIP/ Sedol 49714P10
Shares 5,900
Offering Price $33.000
Spread $1.40
Cost $194,700
Dealer Executing Trade William Blair and Company LLC
% of Offering* 6.11%
Syndicate JPM, William Blair &Co,RBC Capital
Trade Date 42914
Issuer MERSANA THERAPEUTICS INC
CUSIP/ Sedol 59045L10
Shares 16,800
Offering Price 15.00
Spread $1.05
Cost $252,000
Dealer Executing Trade LEERINK PARTNERS LLC
% of Offering* 5.29%
Syndicate JP Morgan, Leerink Partners LLC, and Cowen & Co.

Trade Date 01/04/17
Issuer American Airlines, Inc. 2017-1 AA PTT (AAL 2017-1 AA AAL 3.65% February 15, 2029)
Cusip/ISIN/Sedol 023761AA7
Bonds 61,000
Offering Price $100.00
Spread 1.05%
Cost $61,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 5.62%
synd_list BAML,BARCS,BNPP,CACIB,CITI,CS,DB,GS,ICBKC,JPM,MS,USB
Trade Date 01/05/17
Issuer Boardwalk Pipelines LP (BWP 4.45% July 15, 2027)
Cusip/ISIN/Sedol 096630AF5
Bonds 22,000
Offering Price $99.66
Spread 0.65%
Cost $21,925
Dealer Executing Trade Barclays Capital Inc.
% of Offering 0.0386
synd_list BAML,BARCS,BB&T,CITI,DB,GS,JPM,MIZUHO,MS,MUFG,RBCCM,REGFIN,SANT,USB,WFC
Trade Date 01/05/17
Issuer Sumitomo Mitsui Financial Group Inc. (SUMIBK 2.846% January 11, 2022)
Cusip/ISIN/Sedol 86562MAM2
Bonds 130,000
Offering Price $100.00
Spread 0.35%
Cost $130,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 2.69%
synd_list CITI,DAIWA,GS,HSBCL,JPM,NATIX,RBCCM,SMFGRP,STAN,WFC
Trade Date 01/09/17
Issuer Mash & McLennan Companies, Inc. (MMC 2.75% January 30, 2022)
Cusip/ISIN/Sedol 571748BB7
Bonds 24,000
Offering Price $99.86
Spread 0.60%
Cost $23,967
Dealer Executing Trade Deutsche Bank Securities
% of Offering 0.91%
synd_list ANZ SEC, DB, ML, US BANC, BNP PAR, BNY, SCOTIA CAP,  WILLIAMS, JPM
Trade Date 1/10/17
Issuer Nissan Motor Acceptance Corp (NSANY 2.80% January 13, 2022 144A)
Cusip/ISIN/Sedol 654740AV1
Bonds 50,000
Offering Price $99.94
Spread 0.35%
Cost $49,970
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.20%
synd_list BAML,BARCS,JPM,SG
Trade Date 01/11/17
Issuer Broadcom Corporation and Broadcom Cayman Finance Limited (AVGO 3.625% Janury 15, 2024 144A)
Cusip/ISIN/Sedol 11134LAE9
Bonds 120,000
Offering Price $99.90
Spread 0.45%
Cost $119,875
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 1.99%
synd_list BAML,BARCS,BMO,CITI,CS,DB,GS,JPM,MIZUHO,MS,MUFG,RBCCM,SCOTIA,SMFGRP,WFC
Trade Date 01/11/17
Issuer Broadcom Corporation and Broadcom Cayman Finance Limited (AVGO 3.875% Janury 15, 2027 144A)
Cusip/ISIN/Sedol 11134LAG4
Bonds 140,000
Offering Price $99.56
Spread 0.55%
Cost $139,381
Dealer Executing Trade Deutsche Bank Securities
% of Offering 1.14%
synd_list BAML,BARCS,BMO,CITI,CS,DB,GS,JPM,MIZUHO,MS,MUFG,RBCCM,SCOTIA,SMFGRP,WFC
Trade Date 01/17/17
Issuer The Guardian Life Insurance Company of America (GUARDN 4.85% January 24, 2077 144A)
Cusip/ISIN/Sedol 401378AC8
Bonds 21,000
Offering Price $99.04
Spread 0.88%
Cost $20,797
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.54%
synd_list CS,DB,JPM,MS
Trade Date 01/20/17
Issuer Park Aerospace Holdings (AVOL 5.25% August 15, 2022 144A)
Cusip/ISIN/Sedol 70014LAA8
Bonds 16,000
Offering Price 100
Spread 1.13%
Cost $16,000
Dealer Executing Trade UBS Securities LLC
% of Offering 1.00%
synd_list BARCS,BNPP,CACIB,JPM,MS,SUN,UBS
Trade Date 01/23/17
Issuer Midamerican Energy Company (BRKHEC 3.10% May 1, 2027)
Cusip/ISIN/Sedol 595620AQ8
Bonds 93,000
Offering Price $99.97
Spread 0.006
Cost $92,970
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.67%
synd_list BARC, BNP PAR, CITI, MIZUHO, MUFG SEC, US BANC, BMO CAP, BNY, CIBC, JPM, KEYBANC, PNC CAP, RBC CAP, SANTANDER,  SCOTIA CAP, SMBC NIKKO, SUNTRUST, TD SEC
Trade Date 01/23/17
Issuer United Continental Holdings (UAL 5.00% February 1, 2024)
Cusip/ISIN/Sedol 910047AH2
Bonds 20,000
Offering Price $100.00
Spread 0.75%
Cost 20000
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 8.25%
synd_list BAML,BARCS,DB,JPM
Trade Date 01/24/17
Issuer Drive Auto Receivables Trust 2017-AA B (DRIVE 2017-AA B 2.51% January 15, 2021 144A)
Cusip/ISIN/Sedol 26208CAJ7
Bonds 60,000
Offering Price $100.00
Spread 0.25%
Cost $59,998
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 7.58%
synd_list WELLS, CITI, JPM
Trade Date 01/24/17
Issuer Drive Auto Receivables Trust 2017-AA C (DRIVE 2017-AA C 2.98% January 18, 2022 144A)
Cusip/ISIN/Sedol 26208CAL2
Bonds 95,000
Offering Price $99.99
Spread 0.30%
Cost $94,989
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 0.0542
synd_list WELLS, CITI, JPM
Trade Date 01/24/17
Issuer Drive Auto Receivables Trust 2017-AA D (DRIVE 2017-AA D 4.16% May 15, 2024 144A)
Cusip/ISIN/Sedol 26208CAN8
Bonds 127,000
Offering Price $100.00
Spread 0.40%
Cost $126,997
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 6.31%
synd_list WELLS, CITI, JPM
Trade Date 01/25/17
Issuer Smithfield Foods Inc. (SFD 4.25% February 1, 2027 144A)
Cusip/ISIN/Sedol 832248AZ1
Bonds 23,000
Offering Price $99.88
Spread 0.65%
Cost $22,972
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.86%
synd_list BANK OF CHINA, BARC, GS, ML, MS, BMO, JPM, RABO SEC, US BANC
Trade Date 1/30/17
Issuer Crown Castle International Corp (CCI 4.00% March 1, 2027)
Cusip/ISIN/Sedol 22822VAE1
Bonds 24,000
Offering Price $99.58
Spread 0.65%
Cost $23,899
Dealer Executing Trade RBC Capital Markets LLC
% of Offering 1.62%
synd_list BAML,BARCS,CACIB,CITI,FIFTHI,JPM,MIZUHO,MS,MUFG,PNCFIN,RBCCM,SMFGRP,SUN,TDSECS
Trade Date 01/30/17
Issuer Microsoft Corporation (MSFT 4.50% February 6, 2057)
Cusip/ISIN/Sedol 594918CB8
Bonds 119,000
Offering Price $99.71
Spread 0.75%
Cost $118,649
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering 3.02%
synd_list ACADSE,BAML,BARCS,BLYLCK,BNPP,BNYM,CAVUSC,CITI,CLKING,CS,DRXHAM,GS,HSBCL,JPM,MISCH,MS,RAM,SIEBRT,USB
Trade Date 01/31/17
Issuer National Rural Utilities Corporation (NRUC 2.95% February 7, 2024)
Cusip/ISIN/Sedol 637432NL5
Bonds 44,000
Offering Price $99.81
Spread 0.63%
Cost $43,914
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering 4.04%
synd_list MUFG, SEC, RBC CAP, SCOTIA CAP, US BANC, JPM, KEYBANC, MIZUHO, PNC SEC, REGIONS SEC, SUNTRUST, ICBC STANDARD,
Trade Date 02/02/17
Issuer Apple Inc (AAPL 3.00% February 9, 2024)
Cusip/ISIN/Sedol 037833CG3
Bonds 117000
Offering Price $99.96
Spread 0.15%
Cost $116,949
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.91%
synd_list ACADSE,BAML,BARCS,CASOAK,DB,GS,HSBCL,JPM,MISCH,MS,RAM,STAN,WFC
Trade Date 02/06/17
Issuer Vale Overseas Limited (VALEBZ 6.25% August 10, 2026)
Cusip/ISIN/Sedol 91911TAP8
Bonds 38,000
Offering Price 107.79
Spread 0.27%
Cost $40,961
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering 4.28%
synd_list BBVA,BRADSC,JPM,MIZUHO,MUFG,SANT,SMFGRP
Trade Date 02/07/17
Issuer Symantec Corporation (SYMC 5.00% April 15, 2025 144A)
Cusip/ISIN/Sedol 871503AU2
Bonds 42,000
Offering Price $100.00
Spread 0.0125
Cost $42,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.90%
synd_list BAML,BARCS,CITI,JPM,MIZUHO,MUFG,RBCCM,SMFGRP,TDSECS,WFC
Trade Date 02/13/17
Issuer AmeriGas Partners LP and AmeriGas Finance Corp (APU 5.75% May 20, 2027)
Cusip/ISIN/Sedol 030981AL8
Bonds 15,000
Offering Price $100.00
Spread 1.25%
Cost 15000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.87%
synd_list BAML,BB&T,BNYM,CITI,JPM,SANT,TDSECS,WFC
Trade Date 02/13/17
Issuer Bank of New Zealand (BZLNZ 2.90% February 21, 2022 144A)
Cusip/ISIN/Sedol 05579HAE2
Bonds 250,000
Offering Price $99.82
Spread 0.25%
Cost $249,560
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 3.52%
synd_list HSBCL,JPM,MS,NAB
Trade Date 02/14/17
Issuer Parker-Hannifin Corp (PH 4.10% March 1, 2047 144A)
Cusip/ISIN/Sedol 701094AL8
Bonds 21,000
Offering Price $99.59
Spread 0.88%
Cost $20,913
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 0.0241
synd_list CITI, MS, BNY, COMMERZ, HSBC, KEY, LLOYDS SEC, MIZUHO, MUFG SEC, PNC, TD SEC, WELLS
Trade Date 02/15/17
Issuer AECOM (ACM 5.125% March 15, 2027 144A)
Cusip/ISIN/Sedol 00774CAA5
Bonds 51,000
Offering Price $100.00
Spread 1.13%
Cost $51,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 6.92%
synd_list BAML,JPM
Trade Date 02/15/17
Issuer Mitsubishi UFJ Financial Group Inc (MUFG 2.998% February 22, 2022)
Cusip/ISIN/Sedol 606822AL8
Bonds 38,000
Offering Price $100.00
Spread 0.35%
Cost $38,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 1.32%
synd_list BARCS,BNPP,CACIB,ING,JPM,MS,MUFG,RBCCM,STAN,UBS
Trade Date 2/21/17
Issuer Manulife Financial Corp (MFCNN 4.061% February 24, 2032)
Cusip/ISIN/Sedol 56501RAE6
Bonds 100,000
Offering Price $100.00
Spread 0.45%
Cost $100,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 8.71%
synd_list ANZ,BAML,BARCS,BNPP,CITI,GS,HSBCL,JPM,MS,MUFG,RBCCM,SMFGRP,STAN,TDSECS,WFC
Trade Date 02/21/17
Issuer United Rentals North America Inc. (URI 5.875% September 15, 2026)
Cusip/ISIN/Sedol 911365AZ7
Bonds 5,000
Offering Price $104.63
Spread 1.25%
Cost $5,231
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 3.15%
synd_list BAML, BARC, CITI, DB, JPM, MS, MUFG SEC, SCOTIA CAP, WELLS, BMO CAP, PNC, SUNTRUST,
Trade Date 02/21/17
Issuer United Rentals North America Inc. (URI 5.50% May 15, 2027)
Cusip/ISIN/Sedol 911365BF0
Bonds 5,000
Offering Price $101.38
Spread 1.25%
Cost $5,069
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 3.15%
synd_list BAML,BARCS,CITI,DB,JPM,MS,MUFG,SCOTIA,WFC
Trade Date 02/27/17
Issuer Charles Schwab Corp (SCHW 3.20% March 2, 2027)
Cusip/ISIN/Sedol 808513AQ8
Bonds 100000
Offering Price $99.84
Spread 0.65%
Cost $99,839
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 2.01%
synd_list CITI, CS, GS, ML, HSBC, JPM, LLOYDS, MS, PNC CAP, US BANC, WELLS
Trade Date 02/27/17
Issuer Westpac Banking Corporation (WSTP 3.35% March 8, 2027)
Cusip/ISIN/Sedol 961214DK6
Bonds 40,000
Offering Price 99.92
Spread 0.35%
Cost $39,966
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 1.07%
synd_list CITI,HSBCL,JPM,RBCCM
Trade Date 01/20/17
Issuer Park Aerospace Holdings (AVOL 5.50% February 15, 2022 144A)
Cusip/ISIN/Sedol 70014LAB6
Bonds 17,000
Offering Price $100.00
Spread 0.0113
Cost $17,000
Dealer Executing Trade UBS Securities LLC
% of Offering 1.35%
synd_list BARCS,BNPP,CACIB,JPM,MS,SUN,UBS
Trade Date 03/02/17
Issuer Commscope Technologies LLC (COMM 5.00% March 15, 2027 144A)
Cusip/ISIN/Sedol 20338HAB9
Bonds 13,000
Offering Price $100.00
Spread 0.75%
Cost 13000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.85%
synd_list BAML,JPM,WFC
Trade Date 03/02/17
Issuer Covanta Holding Corporation (CVA 5.875% July 1, 2025)
Cusip/ISIN/Sedol 22282EAG7
Bonds 4,000
Offering Price $100.00
Spread 1.50%
Cost $4,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.06%
synd_list BAML,BB&T,BBVA,CACIB,CITFIN,JPM,MUFG,SMFGRP,TDSECS
Trade Date 03/02/17
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
Cusip/ISIN/Sedol 382550BG5
Bonds 10,000
Offering Price $100.00
Spread 1.25%
Cost $10,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 0.0271
synd_list BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Trade Date 03/02/17
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
Cusip/ISIN/Sedol 382550BG5
Bonds 2,000
Offering Price $100.00
Spread 1.25%
Cost $2,000
Dealer Executing Trade Suntrust Bank
% of Offering 2.71%
synd_list BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Trade Date 03/02/17
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
Cusip/ISIN/Sedol 382550BG5
Bonds 1,000
Offering Price $100.00
Spread 1.25%
Cost $1,000
Dealer Executing Trade UBS Securities LLC
% of Offering 2.71%
synd_list BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Trade Date 3/2/17
Issuer Ladder Capital Finance Holdings LLP and Laddar Capital Finance Corporation (LADCAP 5.25% March 15, 2022 144A)
Cusip/ISIN/Sedol 505742AF3
Bonds 14,000
Offering Price $100.00
Spread 1.25%
Cost $14,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 4.13%
synd_list BAML,BARCS,CITI,DB,JPM,USB,WFC
Trade Date 03/03/17
Issuer CyrusOne LP and CyrusOne Finance Corp. (CONE 5.00% March 15, 2024 144A)
Cusip/ISIN/Sedol 23283PAE4
Bonds 4,000
Offering Price $100.00
Spread 1.10%
Cost $4,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.30%
synd_list BAML,BARCS,DB,GS,JEFLLC,JPM,KEYBCM,MS,RBCCM,STIFEL,SUN,TDSECS
Trade Date 03/03/17
Issuer CyrusOne LP and CyrusOne Finance Corp. (CONE 5.375% March 15, 2027 144A)
Cusip/ISIN/Sedol 23283PAH7
Bonds 2,000
Offering Price $100.00
Spread 1.10%
Cost $2,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.24%
synd_list BAML,BARCS,DB,GS,JEFLLC,JPM,KEYBCM,MS,RBCCM,STIFEL,SUN,TDSECS
Trade Date 03/03/17
Issuer LPL Holdings Inc (LPLA 5.75% September 15, 2025 144A)
Cusip/ISIN/Sedol 50212YAB0
Bonds 15000
Offering Price $100.00
Spread 0.75%
Cost $15,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 6.18%
synd_list BAML,CITFIN,CITI,CS,GS,JPM,MS,SUN,WFC
Trade Date 03/06/17
Issuer Olin Corporation (OLN 5.125% September 15, 2027)
Cusip/ISIN/Sedol 680665AJ5
Bonds 17,000
Offering Price 100
Spread 1.25%
Cost $17,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 5.08%
synd_list BAML,CITI,JPM,MUFG,PNCFIN,SCOTIA,SMFGRP,TDSECS,WFC
Trade Date 03/07/17
Issuer Beazer Homes USA (BZH 6.75% March 15, 2025 144A)
Cusip/ISIN/Sedol 07556QBL8
Bonds 4,000
Offering Price $100.00
Spread 0.015
Cost $4,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.81%
synd_list CS,DB,GS,JPM
Trade Date 03/07/17
Issuer Community Health Systems, Inc. (CYH 6.25% March 31, 2023)
Cusip/ISIN/Sedol 12543DAY6
Bonds 25,000
Offering Price $100.00
Spread 1.55%
Cost 25000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.18%
synd_list BAML,BBVA,CACIB,CITI,CS,DB,FIFTHI,GS,JPM,MS,RBCCM,REGFIN,SCOTIA,SUN,UBS,WFC
Trade Date 03/07/17
Issuer Crestwood Midstream Partners LP and Crestwood Midstream Finance Corp. (CMLP 5.75% April 1, 2025 144A)
Cusip/ISIN/Sedol 226373AM0
Bonds 19,000
Offering Price $100.00
Spread 1.50%
Cost $19,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.79%
synd_list BAML,CITI,JPM,SUN,WFC
Trade Date 03/07/17
Issuer Hilton Worldwide Finance LLC (HLT 4.625% April 1, 2025 144A)
Cusip/ISIN/Sedol 432891AG4
Bonds 11,000
Offering Price $100.00
Spread 1.25%
Cost $11,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 0.0366
synd_list BAML,BARCS,DB,GS,JPM,MS,WFC
Trade Date 03/07/17
Issuer Hilton Worldwide Finance LLC (HLT 4.875% April 1, 2027 144A)
Cusip/ISIN/Sedol 432891AJ8
Bonds 4,000
Offering Price $100.00
Spread 1.25%
Cost $4,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 2.75%
synd_list BAML,BARCS,DB,GS,JPM,MS,WFC
Trade Date 03/07/17
Issuer Sonic Automotive Inc (SAH 6.125% Marc h15, 2027 144A)
Cusip/ISIN/Sedol 83545GAY8
Bonds 6,000
Offering Price $100.00
Spread 1.25%
Cost $6,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.52%
synd_list BAML,JPM,WFC
Trade Date 3/8/17
Issuer Cott Holdings Inc. (BCBCN 5.50% April 1,2025 144A)
Cusip/ISIN/Sedol 221644AA5
Bonds 21,000
Offering Price $100.00
Spread 1.25%
Cost $21,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 4.08%
synd_list BAML,DB,JPM,PNCFIN,WFC
Trade Date 03/08/17
Issuer Realty Income Corp (O 4.65% March 15, 2047)
Cusip/ISIN/Sedol 756109AT1
Bonds 38,000
Offering Price $99.968
Spread 0.88%
Cost $37,988
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 3.31%
synd_list ACADSE,BAML,BARCS,BNYM,CITI,COMER,CS,EVRCOR,GS,JPM,MIZUHO,MOELIS,MS,RAM,RBCCM,REGFIN,RJA,UBS,USB,WFC
Trade Date 03/08/17
Issuer The Western Union Company (WU  3.60% March 15, 2022)
Cusip/ISIN/Sedol 959802AU3
Bonds 100,000
Offering Price $99.859
Spread 0.60%
Cost $99,859
Dealer Executing Trade Barclays Capital Inc.
% of Offering 21.46%
synd_list BAML, BARC, CITI, BNY, CIBC, CS, FIFTH THIRD, JPM, SCOTIA CAP, US BANCORP
Trade Date 03/09/17
Issuer American Axle & Manufacturing Inc. (AXL 6.25% April 1, 2025 144A)
Cusip/ISIN/Sedol 02406PAP5
Bonds 9000
Offering Price $100.00
Spread 1.50%
Cost $9,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 3.58%
synd_list BARCS,CITI,JPM,RBCCM
Trade Date 03/09/17
Issuer American Axle & Manufacturing Inc. (AXL 6.50% April 1, 2027 144A)
Cusip/ISIN/Sedol 02406PAS9
Bonds 17,000
Offering Price 100
Spread 1.50%
Cost $17,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 7.38%
synd_list BARCS,CITI,JPM,RBCCM
Trade Date 03/09/17
Issuer Valeant Pharmaceuticals Inc (VRXCN 6.50% March 15, 2022 144A)
Cusip/ISIN/Sedol 91911KAJ1
Bonds 11,000
Offering Price $100.00
Spread 0.0113
Cost $11,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 2.21%
synd_list BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Trade Date 03/09/17
Issuer Valeant Pharmaceuticals Inc (VRXCN 7.00% March 15, 2024 144A)
Cusip/ISIN/Sedol 91911KAK8
Bonds 23,000
Offering Price $100.00
Spread 1.13%
Cost 23000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 3.83%
synd_list BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Trade Date 03/09/17
Issuer Westlake Automobile Receivables Trust 2017-1 C (WLAKE 2017-1 C 2.70% October 17, 2022 144A)
Cusip/ISIN/Sedol 96042EAE7
Bonds 77,000
Offering Price $99.9944
Spread 0.36%
Cost $76,996
Dealer Executing Trade BMO Capital Markets Corp
% of Offering 18.43%
synd_list BMO CAP, JPM, WELLS, CS
Trade Date 03/10/17
Issuer The New Home Company Inc. (NWHM 7.25% April 1, 2022 144A)
Cusip/ISIN/Sedol 645370AA5
Bonds 24,000
Offering Price $98.961
Spread 1.75%
Cost $23,751
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 0.0883
synd_list CITI,CS,JPM,USB
Trade Date 03/13/17
Issuer Penske Truck Leasing Co., L.P. and Penske Truck Leasing Finance Corporation (PENSKE 4.20% April 1, 2027 144A)
Cusip/ISIN/Sedol 709599AX2
Bonds 75,000
Offering Price $99.861
Spread 0.55%
Cost $74,896
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.28%
synd_list BAML,CITFIN,JPM,PNCFIN,WFC
Trade Date 03/13/17
Issuer T-Mobile USA Inc (TMUS 5.125% April 15, 2025)
Cusip/ISIN/Sedol 87264AAS4
Bonds 17,000
Offering Price $100.00
Spread 0.16%
Cost $17,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 5.10%
synd_list BARCS,CITI,DB,JPM
Trade Date 3/13/17
Issuer T-Mobile USA Inc (TMUS 5.375% April 15, 2027)
Cusip/ISIN/Sedol 87264AAT2
Bonds 13,000
Offering Price $100.00
Spread 0.16%
Cost $13,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 3.41%
synd_list BARCS,CITI,DB,JPM
Trade Date 03/15/17
Issuer Eagle II Acquisition Company LLC (ERI 6.00% April 1, 2025 144A)
Cusip/ISIN/Sedol 27003BAA3
Bonds 4,000
Offering Price $100.00
Spread 1.75%
Cost $4,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 0.98%
synd_list CAPFIN,JPM,KEYBCM,MQB,SUN,USB
Trade Date 03/16/17
Issuer APT Pipelines Limited (APAAU 4.25% July 15, 2027 144A)
Cusip/ISIN/Sedol 00205GAD9
Bonds 73,000
Offering Price $99.305
Spread 0.45%
Cost $72,493
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 1.44%
synd_list JPM,MS
Trade Date 03/16/17
Issuer Gartner Inc (IT 5.125% April 1, 2025 144A)
Cusip/ISIN/Sedol 366651AB3
Bonds 16,000
Offering Price $100.00
Spread 1.50%
Cost $16,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 4.43%
synd_list BAML,CITFIN,GS,JPM,PNCFIN,SUN,TDSECS,USB,WFC
Trade Date 03/17/17
Issuer Kraton Polymers LLC and Kraton Polymers Capital (KRA 7.00% April 15, 2025 144A)
Cusip/ISIN/Sedol 50077DAE4
Bonds 12000
Offering Price $100.00
Spread 1.50%
Cost $12,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 4.37%
synd_list CS,DB,JPM,NOMURA
Trade Date 03/21/17
Issuer Dana Financing Luxembourg S.a.r.l. (DAN 5.75% April 15, 2025 144A)
Cusip/ISIN/Sedol 235822AB9
Bonds 12,000
Offering Price 100
Spread 1.25%
Cost $12,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 8.80%
synd_list BAML,BARCS,CITI,GS,JPM,RBCCM,UBS
Trade Date 03/21/17
Issuer ING Groep NV (INTNED 3.95% March 29, 2027)
Cusip/ISIN/Sedol 456837AH6
Bonds 200,000
Offering Price $99.869
Spread 0.0038
Cost $199,738
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 0.83%
synd_list BNPP,GS,HSBCL,ING,JPM
Trade Date 03/22/17
Issuer Kimco Realty Corporation (KIM 3.80% April 1, 2027)
Cusip/ISIN/Sedol 49446RAS8
Bonds 100,000
Offering Price $99.637
Spread 0.65%
Cost 99637
Dealer Executing Trade Barclays Capital Inc.
% of Offering 9.26%
synd_list BARCS,BB&T,BNYM,CIBC,CITI,DB,JPM,MS,PNCFIN,REGFIN,SCOTIA,SUN,UBS,USB
Trade Date 03/22/17
Issuer Ventas Realty LP (VTR 3.85% April 1, 2027)
Cusip/ISIN/Sedol 92277GAL1
Bonds 49,000
Offering Price $99.196
Spread 0.65%
Cost $48,606
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 8.03%
synd_list BAML,BARCS,BB&T,BNPP,CACIB,CAPFIN,CITI,FIFTHI,JEFLLC,JPM,MUFG,RBCCM,TDSECS,UBS,WFC,WILLCP
Trade Date 03/28/17
Issuer Rockwell Collins Inc. (COL 3.20% March 15, 2024)
Cusip/ISIN/Sedol 774341AJ0
Bonds 28,000
Offering Price $99.712
Spread 0.63%
Cost $27,919
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 0.0189
synd_list BNYM,CACIB,CITI,HSBCL,JPM,KEYBCM,MIZUHO,MUFG,RBS,SUN,USB,WFC
Trade Date 03/30/17
Issuer CCO Holdings LLC and CCO Holdings Capital Corp (CHTR 5.125% May 1, 2027 144A)
Cusip/ISIN/Sedol 1248EPBT9
Bonds 10,000
Offering Price $100.500
Spread 0.88%
Cost $10,050
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 0.90%
synd_list CITI, CS, DB, GS, ML, UBS, WELLS, CREDIT AG, JPM, LEBENTHAL, LIONTREE, MISCHLER, MIZUHO SEC, MS, MUFG SEC, RBC CAP, SAMUEL RAMIREZ, SCOTIA CAP,  SMBC NIKKO, SUNTRUST, TD, US BANCORP, WILLIAMS CAP
Trade Date 03/30/17
Issuer Six Flags Entertainment (SIX 4.875% July 31, 2024 144A)
Cusip/ISIN/Sedol 83001AAB8
Bonds 27,000
Offering Price $99.000
Spread 1.13%
Cost $26,730
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 1.91%
synd_list BAML,BARCS,BBVA,GS,HSBCL,JPM,WFC
Trade Date 3/31/17
Issuer Videotron Ltd (QBRCN 5.125% April 15, 2027 144A)
Cusip/ISIN/Sedol 92660FAK0
Bonds 7,000
Offering Price $100.00
Spread 0.96%
Cost $7,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 4.28%
synd_list CITI, ML, SCOTIA CAP, TD SEC, BMO CAP, CIBC, DSJARDINS SEC, HSBC, JPM, LAURENTIAN BANK, MIZUHO, MUFG SEC, NATIONAL BANK OF CANADA, RBC CAP,
Trade Date 04/05/17
Issuer Airbus Group SE (AIRFP 3.15% April 10, 2027 144A)
Cusip/ISIN/Sedol 009279AA8
Bonds 164,000
Offering Price $99.906
Spread 0.45%
Cost $163,846
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 3.21%
synd_list BAML,CITI,GS,HSBCL,JPM,MIZUHO,MS,RBCCM,SMFGRP,UBS
Trade Date 04/05/17
Issuer Park-Ohio Industries Inc (PKOH 6.625% April 15, 2027 144A)
Cusip/ISIN/Sedol 700677AP2
Bonds 7,000
Offering Price $100.00
Spread 1.50%
Cost $7,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 2.72%
synd_list BARCS,JPM,KEYBCM
Trade Date 04/06/17
Issuer Autozone Inc (AZO 3.75% June 1, 2027)
Cusip/ISIN/Sedol 053332AV4
Bonds 41000
Offering Price $99.995
Spread 0.65%
Cost $40,998
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 1.46%
synd_list BB&T,BNPP,CAPFIN,CITI,DB,FIFTHI,JPM,KEYBCM,MIZUHO,MUFG,PNCFIN,REGFIN,TDSECS,USB,WFC
Trade Date 04/10/17
Issuer Cedar Fair, L.P. (FUN 5.375% April 15,2027 144A)
Cusip/ISIN/Sedol 150190AA4
Bonds 5,000
Offering Price 100
Spread 1.40%
Cost $5,000
Dealer Executing Trade UBS Securities LLC
% of Offering 2.18%
synd_list FIFTHI,JPM,KEYBCM,UBS,WFC
Trade Date 04/10/17
Issuer Cenovus Energy Inc (CVECN 4.25% April 15, 2027 144A)
Cusip/ISIN/Sedol 15135UAL3
Bonds 6,000
Offering Price $99.983
Spread 0.0065
Cost $5,999
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.35%
synd_list BAML,BARCS,CS,JPM,MUFG,RBCCM
Trade Date 04/10/17
Issuer General Motors Financial Company (GM 3.95% April 13, 2024)
Cusip/ISIN/Sedol 37045XBW5
Bonds 100,000
Offering Price $99.830
Spread 0.40%
Cost 99830
Dealer Executing Trade TD Securities USA LLC
% of Offering 3.66%
synd_list BAML,BBVA,BCOBRA,BLYLCK,BMO,JPM,MIZUHO,RAM,SANT,SG,TDSECS,UNICRD
Trade Date 04/12/17
Issuer Daiwa Securities Group (DAIWA 3.129% April 19, 2022 144A)
Cusip/ISIN/Sedol 234064AB9
Bonds 49,000
Offering Price $100.00
Spread 0.35%
Cost $49,000
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering 5.20%
synd_list DAIWA,HSBCL,JPM
Trade Date 04/12/17
Issuer Tennant Company (TNC 5.625% May 1, 2025 144A)
Cusip/ISIN/Sedol 880345AA1
Bonds 10,000
Offering Price $100.00
Spread 1.50%
Cost $10,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 0.0291
synd_list GS,JPM
Trade Date 04/19/17
Issuer Lennar Corporation (LEN 4.50% April 30, 2024)
Cusip/ISIN/Sedol 526057BZ6
Bonds 11,000
Offering Price $100.00
Spread 0.65%
Cost $11,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 2.66%
synd_list BAML,CITI,DB,FIFTHI,GS,JPM,MIZUHO,RBCCM,WFC
Trade Date 04/20/17
Issuer Booz Allen Hamilton Inc (BAH 5.125% May 1, 2025 144A)
Cusip/ISIN/Sedol 099500AA8
Bonds 7,000
Offering Price $100.00
Spread 1.25%
Cost $7,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.65%
synd_list BAML,GS,JPM,SMFGRP,WFC
Trade Date 4/20/17
Issuer Nustar Logistics LP (NSUS 5.625% April 28, 2027)
Cusip/ISIN/Sedol 67059TAE5
Bonds 12,000
Offering Price $100.00
Spread 1.00%
Cost $12,000
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering 6.00%
synd_list BARCS,BBVA,BNPP,CITI,COMER,JPM,MIZUHO,MUFG,PNCFIN,SCOTIA,SMFGRP,SUN,USB
Trade Date 04/20/17
Issuer EW Scripps Company (SSP 5.125% May 15, 2025 144A)
Cusip/ISIN/Sedol 811054AG0
Bonds 6,000
Offering Price $100.00
Spread 1.50%
Cost $6,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 3.81%
synd_list BAML,JPM,SUN,WFC
Trade Date 04/24/17
Issuer Uniti Group Inc. (UNIT 7.125% December 15, 2024 144A)
Cusip/ISIN/Sedol 91326LAA7
Bonds 10,000
Offering Price $100.50
Spread 1.50%
Cost $10,050
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 5.49%
synd_list BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM
Trade Date 04/26/17
Issuer CSX Corporation (CSX 3.25% June 1, 2027)
Cusip/ISIN/Sedol 126408HH9
Bonds 39000
Offering Price $99.878
Spread 0.65%
Cost $38,952
Dealer Executing Trade UBS Securities LLC
% of Offering 2.77%
synd_list CITI,CS,JPM,MIZUHO,MS,MUFG,PNCFIN,UBS,WILLCP
Trade Date 04/27/17
Issuer China Southern Power (SOPOWZ3.50% May 8, 2027 144A)
Cusip/ISIN/Sedol 16892DAC2
Bonds 200,000
Offering Price 99.183
Spread 0.28%
Cost $198,366
Dealer Executing Trade UBS Securities LLC
% of Offering 2.22%
synd_list ANZ,BOC,CICC,HSBCL,JPM,UBS
Trade Date 05/01/17
Issuer USG Corp (USG 4.875% June 1, 2027 144A)
Cusip/ISIN/Sedol 903293BE7
Bonds 9,000
Offering Price $100.00
Spread 0.0125
Cost $9,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 2.56%
synd_list BAML,CITI,GS,JPM,USB,WFC
Trade Date 05/02/17
Issuer The Sherwin -Williams Company (SHW 3.125% June 1, 2024)
Cusip/ISIN/Sedol 824348AV8
Bonds 29,000
Offering Price $99.848
Spread 0.63%
Cost 28956
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 2.22%
synd_list CITI,HSBCL,JPM,KEYBCM,MS,PNCFIN,RBCCM,SUN,USB,WFC
Trade Date 05/02/17
Issuer The Sherwin -Williams Company (SHW 3.45% June 1, 2027)
Cusip/ISIN/Sedol 824348AW6
Bonds 24,000
Offering Price $99.637
Spread 0.65%
Cost $23,913
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 3.32%
synd_list CITI,HSBCL,JPM,KEYBCM,MS,PNCFIN,RBCCM,SUN,USB,WFC
Trade Date 05/03/17
Issuer Northern Trust Corporation (NTRS FRN May 8, 2032)
Cusip/ISIN/Sedol 665859AS3
Bonds 29,000
Offering Price $100.00
Spread 0.45%
Cost $29,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 0.0446
synd_list ML, MS, BARC, CITI, GS, JPM, LOOP CAP, UBS, WELLS, WILLIAMS CAP
Trade Date 05/03/17
Issuer 1011778 B.C. Unlimited Liability Company and New Red Finance Inc. (BCULC 4.25% May 15, 2024 144A)
Cusip/ISIN/Sedol 68245XAC3
Bonds 28,000
Offering Price $100.00
Spread 0.56%
Cost $28,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 2.47%
synd_list BAML,JPM,MS,RBCCM,WFC
Trade Date 05/03/17
Issuer Teachers Insurance & Annuity Association of America (TIAAGL 4.27% May 15, 2047 144A)
Cusip/ISIN/Sedol 878091BF3
Bonds 50,000
Offering Price $99.680
Spread 0.88%
Cost $49,840
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 1.35%
synd_list BAML,BARCS,CITI,CS,DB,DRXHAM,GS,HSBCL,JPM,MS,WILLCP
Trade Date 5/4/17
Issuer Apple Inc (AAPL 3.20% May 11, 2027)
Cusip/ISIN/Sedol 037833CR9
Bonds 57,000
Offering Price $100.00
Spread 0.20%
Cost $57,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 1.54%
synd_list BAML,BARCS,CITI,DB,GS,JPM,LOOPCM,MISCH,MS,MUFG,SIEBRT,WFC,WILLCP
Trade Date 05/09/17
Issuer CHS/Community Health Systems Inc. (CYH 6.25% March 31, 2023)
Cusip/ISIN/Sedol 12543DAY6
Bonds 8,000
Offering Price $101.75
Spread 1.57%
Cost $8,140
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.26%
synd_list BAML,BBVA,CACIB,CITI,CS,DB,FIFTHI,GS,JPM,MS,RBCCM,REGFIN,SCOTIA,SUN,UBS,WFC
Trade Date 05/09/17
Issuer The Chemours Company (CC 5.375% May 15, 2027)
Cusip/ISIN/Sedol 163851AE8
Bonds 8,000
Offering Price $99.051
Spread 1.00%
Cost $7,924
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.06%
synd_list BARCS,CITI,CS,HSBCL,JPM,MIZUHO,RBCCM,TDSECS
Trade Date 05/09/17
Issuer FMG Resources AUG 2006 (FMGAU 4.75% May 15, 2022 144A)
Cusip/ISIN/Sedol 30251GAU1
Bonds 11000
Offering Price $100.00
Spread 1.00%
Cost $11,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.13%
synd_list CS,DB,JPM,MS
Trade Date 05/09/17
Issuer FMG Resources AUG 2006 (FMGAU 5.125% May 15, 2024 144A)
Cusip/ISIN/Sedol 30251GAW7
Bonds 12,000
Offering Price 100
Spread 1.00%
Cost $12,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.20%
synd_list CS,DB,JPM,MS
Trade Date 05/16/17
Issuer EPR Properties (EPR 4.50% June 1, 2027)
Cusip/ISIN/Sedol 26884UAD1
Bonds 54,000
Offering Price $99.393
Spread 0.0065
Cost $53,672
Dealer Executing Trade BofA Merrill Lynch
% of Offering 10.03%
synd_list BAML,BNPP,BOKF,JPM,KEYBCM,RBCCM,UMBFIN,USB
Trade Date 05/17/17
Issuer Martin Marietta Materials Inc. (MLM 3.45% June 1, 2027)
Cusip/ISIN/Sedol 573284AQ9
Bonds 52,000
Offering Price $99.798
Spread 0.65%
Cost 51895
Dealer Executing Trade Deutsche Bank Securities
% of Offering 6.30%
synd_list BB&T,COMER,DB,JPM,MUFG,SUN,WFC
Trade Date 05/19/17
Issuer Callon Petroleum Company (CPE 6.125% October 1, 2024 144A)
Cusip/ISIN/Sedol 13123XAU6
Bonds 12,000
Offering Price $104.125
Spread 1.60%
Cost $12,495
Dealer Executing Trade BofA Merrill Lynch
% of Offering 5.50%
synd_list BAML,BARCS,CITI,JPM,RBCCM
Trade Date 05/19/17
Issuer Qualcomm Inc (QCOM 2.60% January 20, 2023)
Cusip/ISIN/Sedol 747525AR4
Bonds 10,000
Offering Price $99.839
Spread 0.25%
Cost $9,984
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 0.0056
synd_list ACADSE,BAML,BARCS,BNPP,CITI,DB,GS,JPM,LEBENT,LLOYDS,LOOPCM,MIZUHO,MUFG,SMFGRP,USB,WFC
Trade Date 05/19/17
Issuer Qualcomm Inc (QCOM 3.25% May 20, 2027)
Cusip/ISIN/Sedol 747525AU7
Bonds 75,000
Offering Price $99.738
Spread 0.40%
Cost $74,804
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 2.83%
synd_list ACADSE,BAML,BARCS,BNPP,CITI,DB,GS,JPM,LEBENT,LLOYDS,LOOPCM,MIZUHO,MUFG,SMFGRP,USB,WFC
Trade Date 05/22/17
Issuer Chesapeake Energy Corporation (CHK 8.00% June 15, 2027 144A)
Cusip/ISIN/Sedol 165167CV7
Bonds 16,000
Offering Price $100.00
Spread 1.00%
Cost $16,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 4.89%
synd_list CACIB,CITI,JPM
Trade Date 5/22/17
Issuer Enel Finance International NV (ENELIM 3.625% May 25, 2027 144A)
Cusip/ISIN/Sedol 29278GAA6
Bonds 220,000
Offering Price $98.990
Spread 0.45%
Cost $217,778
Dealer Executing Trade SG Americas Securities LLC
% of Offering 1.32%
synd_list BAML,BARCS,BNPP,CITI,CS,GS,HSBCL,JPM,MS,SG
Trade Date 05/22/17
Issuer Molina Healthcare Inc. (MOH 4.875% June 15, 2025 144A)
Cusip/ISIN/Sedol 60855RAH3
Bonds 9,000
Offering Price $100.00
Spread 1.00%
Cost $9,000
Dealer Executing Trade Suntrust Bank
% of Offering 5.31%
synd_list BAML,BARCS,JPM,MS,SUN,WFC
Trade Date 05/22/17
Issuer TC Pipelines LP (TCP 3.90% May 25, 2027)
Cusip/ISIN/Sedol 87233QAC2
Bonds 26,000
Offering Price $100.00
Spread 0.65%
Cost $26,000
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering 1.81%
synd_list BAML, MUFG SEC, CITI, DB, HSBC, JPM, MIZUHO SEC, SUNTRUST, WELLS
Trade Date 05/23/17
Issuer Great-West Lifeco Finance (Delaware) LP (GWOCN 4.15% January 3, 2047 144A
Cusip/ISIN/Sedol 391382AB4
Bonds 75000
Offering Price $99.218
Spread 0.88%
Cost $74,414
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 3.63%
synd_list BMO,JPM,RBCCM,WFC
Trade Date 06/01/17
Issuer Arrow Eletronics Inc (ARW 3.875% January 12, 2028)
Cusip/ISIN/Sedol 042735BF6
Bonds 22,000
Offering Price 99.575
Spread 0.65%
Cost $21,907
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 4.84%
synd_list BNYM,CACIB,CITI,HSBCL,JPM,KEYBCM,MIZUHO,MUFG,RBS,SUN,USB,WFC
Trade Date 06/05/17
Issuer Dr Pepper Snapple Group (DPS 3.43% June15, 2027 144A)
Cusip/ISIN/Sedol 26138EAZ2
Bonds 20,000
Offering Price $101.388
Spread 0.0045
Cost $20,278
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 7.68%
synd_list BARCS,BNPP,CITI,HSBCL,JPM,UNICRD
Trade Date 06/07/17
Issuer Intelsat Jackson Holdings S.A. (INTEL 9.75% July 15, 2025 144A)
Cusip/ISIN/Sedol 45824TAY1
Bonds 10,000
Offering Price $100.000
Spread 1.00%
Cost $10,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 3.89%
synd_list JPM, MS, GS, CS, Guggenheim
Trade Date 06/08/17
Issuer HCA Inc (HCA 5.50% June 15, 2047)
Cusip/ISIN/Sedol 404119BV0
Bonds 25,000
Offering Price $100.000
Spread 1.00%
Cost $25,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 2.76%
synd_list AGRIBK,BAML,BOC,CCB,CITI,DBS,GS,HSBCL,ICBKC,JPM,MIZUHO,MS,SG,STAN,UBS
Trade Date 06/09/17
Issuer Fannie Mae Multifamily Remic Trust 2017-M7 A2 (FNA 2017-M7 A2 FRN February 25, 2027)
Cusip/ISIN/Sedol 3136AV7G8
Bonds 278,000
Offering Price $100.992
Spread N/A*
Cost $280,758
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 1.38%
synd_list MS, GS, JPM, MISCHLER
Trade Date 06/12/17
Issuer KFC Holding Co., Pizza Hut Holdings, LLC, Taco Bell of America, LLC (YUM 4.75% June 1, 2027 144A)
Cusip/ISIN/Sedol 48250NAC9
Bonds 15,000
Offering Price $100.000
Spread 1.00%
Cost $15,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 3.69%
synd_list JPM, GS, WELLS, CITI, MS, BOA, BARC, FIFTH THIRD, MUFG, ICBC, ING, RABO, SCOTIA, WILLIAMS CAP
Trade Date 06/13/17
Issuer Apple Inc (AAPL 3.00% June 20, 2027)
Cusip/ISIN/Sedol 037833CX6
Bonds 56,000
Offering Price $99.769
Spread 0.20%
Cost $55,871
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 1.31%
synd_list BAML,BBVA,BCOBRA,BLYLCK,BMO,JPM,MIZUHO,RAM,SANT,SG,TDSECS,UNICRD
Trade Date 06/13/17
Issuer Verizon Owner Trust 2017-2 A (VZOT 2017-2 A 1.92% December 20, 2021 144A)
Cusip/ISIN/Sedol 92348PAA0
Bonds 393,000
Offering Price $99.985
Spread 0.30%
Cost $392,940
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.67%
synd_list JPM, WELLS
Trade Date 06/14/17
Issuer Consumer Loan Underlyin Bond (Club) 2017-NP1 A (CLUB 2017-NP1 A 2.39% April 17, 2023 144A)
Cusip/ISIN/Sedol 21050EAA2
Bonds 100,000
Offering Price $100.000
Spread 0.75%
Cost $100,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 13.61%
synd_list CITI, JPM, BNP, JEFFRIES
Trade Date 06/15/17
Issuer Brighthouse Financial Inc (BHF 3.70% June 22, 2027 144A)
Cusip/ISIN/Sedol 10922NAA1
Bonds 150,000
Offering Price $99.917
Spread 0.65%
Cost $149,876
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 1.87%
synd_list JPM,KEYBCM,MS,PJC,RBCCM
Trade Date 06/19/17
Issuer FirstEnergy Corp Series B (FE 3.90% July 15, 2027)
Cusip/ISIN/Sedol 337932AH0
Bonds 27,000
Offering Price $99.667
Spread 0.65%
Cost $26,910
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 1.50%
synd_list JPM, BARC, BOA, MS, CITI, GS, MIZUHO, PNC CAP, SCOTIA, KEY, US BANC
Trade Date 06/19/17
Issuer FirstEnergy Corp Series B (FE 4.85% July 15, 2047)
Cusip/ISIN/Sedol 337932AJ6
Bonds 26,000
Offering Price $99.369
Spread 0.88%
Cost $25,836
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 1.64%
synd_list ICBKC,JPM,KEYBCM,MIZUHO,PNCFIN,SUN
Trade Date 06/26/17
Issuer Sirius XM Radio Inc (SIRI 5.00% August 1, 2027 144A)
Cusip/ISIN/Sedol 82967NBA5
Bonds 10,000
Offering Price $100.000
Spread 1.13%
Cost $10,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.47%
synd_list BARCS,CITI,GS,JPM,MS,WFC
Trade Date 06/27/17
Issuer Charter Communications Operating LLC and Charter Communications Operating Capital (CHTR 5.375% May 1, 2047 144A)
Cusip/ISIN/Sedol 161175BD5
Bonds 100,000
Offering Price $106.529
Spread 1.00%
Cost $106,529
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.20%
synd_list BOA, CITI, CS, DB, GS, UBS, WELLS, MIZUHO, RBC CAP
Trade Date 06/27/17
Issuer Enbridge Inc (ENBCN 3.70% July 15, 2027)
Cusip/ISIN/Sedol 29250NAR6
Bonds 27,000
Offering Price $99.974
Spread 0.65%
Cost $26,993
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 1.70%
synd_list ANZ,BAML,BOC,CCB,CITI,CS,DB,GS,HSBCL,ICBKC,JPM,MIZUHO,MS,UBS
Trade Date 06/29/17
Issuer Venator Finance S.a.r.l. (VNTR 5.75% July 15, 2025 144A)
Cusip/ISIN/Sedol 9226APAA3
Bonds 7,000
Offering Price $100.000
Spread 1.00%
Cost $7,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 5.83%
synd_list ANZ,BOC,CICC,HSBCL,JPM,UBS
Trade Date 06/29/17
Issuer Verisign Inc (VRSN 4.75% July 15, 2027 144A)
Cusip/ISIN/Sedol 92343EAJ1
Bonds 5,000
Offering Price $100.000
Spread 1.00%
Cost $5,000
Dealer Executing Trade US Bancorp Investment Inc
% of Offering 3.13%
synd_list BAML,BARCS,CITI,JPM,MIZUHO,MS,MUFG
Trade Date 06/29/17
Issuer Zayo Group LLC and Zayo Capital, Inc. (ZAYOGR 5.75% January 15, 2027 144A)
Cusip/ISIN/Sedol 989194AP0
Bonds 10,000
Offering Price $104.250
Spread 0.70%
Cost $10,425
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 5.74%
synd_list JPM, MS, BARC, GS, RBC CAP, CITI, SUNTRUST
Trade Date 06/052017
Issuer Atmos Energy Corporation (ATO 3.00% June 15, 2027)
Cusip/ISIN/Sedol 049560AN5
Bonds 50,000
Offering Price $99.725
Spread 0.65%
Cost $49,863
Dealer Executing Trade Wells Fargo Securities LLC
% of Offering 0.90%
synd_list BAML,BARCS,BBVA,GS,HSBCL,JPM,WFC